Exhibit 10(f)

AMENDMENT NO. 2 TO THE CBS EXCESS 401(K) PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART A – AMENDMENT AND RESTATEMENT AS OF DECEMBER 31, 2005
(THE “PLAN”)

Except as otherwise noted herein, the following amendment shall be effective as of February 1, 2015.

1. Section 5.3(a) of the Plan is hereby amended to add the following at the end thereof:
“Effective February 1, 2015, at the time an employee becomes a Participant under the Plan, and for existing Participants, prior to the time of the first payroll period occurring on or after February 1, 2015, each Participant shall elect, in a manner determined by the Committee, that his future Matching Employer Contributions, if any, be notionally invested in multiples of 1% in any one or more of the Investment Options available under the Plan. Each Participant who does not, as of such time, make such an investment election, shall have his future Matching Employer Contributions notionally invested in such Investment Option(s) as may be selected by the Retirement Committee of CBS Corporation (which Investment Option(s) shall be a “qualified default investment alternative” within the meaning of Department of Labor regulations).”

AMENDMENT NO. 4 TO THE CBS EXCESS 401(K) PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART B – AMENDMENT AND RESTATEMENT AS OF JANUARY 1, 2009 (THE “PLAN”)

Except as otherwise noted herein, the following amendment shall be effective as of February 1, 2015.

1. Section 6.2(a) of the Plan is hereby amended to add the following at the end thereof:
“Effective February 1, 2015, at the time an employee becomes a Participant under the Plan, and for existing Participants, prior to the time of the first payroll period occurring on or after February 1, 2015, each Participant shall elect, in a manner determined by the Committee, that his future Matching Employer Contributions, if any, be notionally invested in multiples of 1% in any one or more of the Investment Options available under the Plan. Each Participant who does not, as of such time, make such an investment election, shall have his future Matching Employer Contributions notionally invested in such Investment Option(s) as may be selected by the Retirement Committee of CBS Corporation (which Investment Option(s) shall be a “qualified default investment alternative” within the meaning of Department of Labor regulations).”

AMENDMENT NO. 3 TO THE CBS EXCESS 401(K) PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART A – AMENDMENT AND RESTATEMENT AS OF DECEMBER 31, 2005
(THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of January 1, 2015:

1.    Section 2.12 of the Plan is hereby amended to add immediately following the words “effective as of January 1, 2014” the words “through December 31, 2014”, and to insert at the end thereof the following:
“and effective as of January 1, 2015, means the notional investment options elected by the Investments Committee for CBS Defined Contribution Plans in its sole discretion.”
2.    Section 5.3(a) of the Plan is hereby amended by deleting in the final paragraph thereof each reference to the words “Committee” and “Retirement Committee of CBS Corporation” and inserting in place thereof the words “Investments Committee for CBS Defined Contribution Plans”.

AMENDMENT NO. 5 TO THE CBS EXCESS 401(K) PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART B – AMENDMENT AND RESTATEMENT AS OF DECEMBER 31, 2009
(THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of January 1, 2015:

1.    Section 2.19 of the Plan is hereby amended to add immediately following the words “effective as of January 1, 2014” the words “through December 31, 2014”, and to insert at the end thereof the following:
“and effective as of January 1, 2015, means the notional investment options elected by the Investments Committee for CBS Defined Contribution Plans in its sole discretion.”
2.    Section 6.2(a) of the Plan is hereby amended by deleting in the final paragraph thereof each reference to the words “Committee” and “Retirement Committee of CBS Corporation” and inserting in place thereof the words “Investments Committee for CBS Defined Contribution Plans”.